UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 2, 2009

PROTALEX, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-28385	91-2003490
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

145 Union Square Drive New Hope, Pennsylvania	18938
(Address of Principal Executive Offices)	(Zip Code)

(973) 635-4047
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933, as amended (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13e-4(c))

Item 4.01           Changes in Registrant’s Certifying Accountant

Effective on December 2, 2009 (the “Effective Date”), Protalex, Inc. (the “Company”) dismissed Grant Thornton LLP (“GT”) from serving as the Company’s independent registered public accounting firm  and engaged Sherb & Co., LLP (“Sherb”) as its new independent registered public accounting firm ..  The Company’s Board of Directors unanimously approved and authorized the change, directed the process of review of candidate firms to replace GT and made the final decision to engage Sherb.

The reports of GT on the financial statements of the Company for the years ended May 31, 2008 and 2009 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except for an explanatory paragraph related to an uncertainty regarding the Company’s ability to continue as a going concern.  In connection with its audits of the years ended May 31, 2008 and 2009 and reviews of the Company’s financial statements as of August 31, 2009 and through the Effective Date, there were no disagreements with GT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GT, would have caused them to make reference thereto in their reports on the financial statements.

The Company has furnished to GT the statements made in this Item 4.01.  Attached as Exhibit 16.1 to this Form 8-K is GT’s letter to the Securities and Exchange Commission, dated December 4, 2009 regarding these statements.

During the two most recent fiscal years and through the Effective Date, the Company has not consulted with Sherb on any matter that (i) involved the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, in each case where a written report was provided or oral advice was provided that Sherb concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.          Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter, dated December 7, 2009 from Grant Thornton LLP to the Securities and Exchange Commission, regarding change in certifying accountant of the Company.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTALEX, INC.

December 7, 2009	By:	/s/ Arnold P. Kling
Arnold P. Kling
President